POWER OF ATTORNEY
                                 -------------------


               The undersigned hereby authorized and appoints William G. Little and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date:  3/6/99                      /s/ Tenley E. Albright
                                             --------------------------
                                             Tenley E. Albright M.D.





                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned hereby authorized and appoints William G. Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ John W. Conway
                                             --------------------------
                                             John W. Conway M.D.






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ George W. Ebright
                                             --------------------------
                                             George W. Ebright






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ L. Robert Johnson
                                             --------------------------
                                             L. Robert Johnson






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ William H. Longfield
                                             --------------------------
                                             William H. Longfield






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ John P. Neafsey
                                             --------------------------
                                             John P. Neafsey






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ Anthony Welters
                                             --------------------------
                                             Anthony Welters






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ J. Roffe Wike, II
                                             --------------------------
                                             J. Roffe Wike, II






                                  POWER OF ATTORNEY
                                 -------------------


               The undersigned  hereby authorized  and appoints William  G.
          Little and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Registration Statement for the registration of an additional 125,000 shares of Common Stock to be offered and sold pursuant to West Pharmaceutical Services, Inc. 1999 Non-Qualified Stock Option Plan for Non-Employee Directors and all amendments, exhibits and supplements thereto.



          Date: 3/6/99                       /s/ Geoffrey F. Worden
                                             --------------------------
                                             Geoffrey F. Worden